UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2022

PMV Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39539	46-3218129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Clarke Drive, Suite 3 Cranbury, New Jersey 08512
(Address, including zip code, of Registrant’s principal executive offices)

(609) 642-6670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PMVP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2022, PMV Pharmaceuticals, Inc. (the “Company”) held its virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) exclusively online via live webcast. The shareholders voted on the following proposals at the Annual Meeting:

Proposal 1. Election of Directors

The Company’s stockholders elected the two persons listed below as Class II Directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors has been duly elected and qualified, or until the earlier of the respective director’s death, resignation or retirement. The final voting results are as follows:

	FOR	AGAINST	WITHHELD	BROKER NON-VOTE
Arnold Levine, Ph.D.	29,469,991	0	4,366,805	1,914,535

Charles M. Baum, M.D., Ph.D.	29,134,747	0	4,702,049	1,914,535

Proposal 2. Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to its named executive officers, disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”), including the compensation discussion and analysis, the compensation tables and the narrative discussion contained in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 22, 2022 (the “Proxy Statement”). The final voting results are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
32,962,908	872,088	1,800	1,914,535

Proposal 3. Non-Binding Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, a vote to hold future stockholder advisory votes on the compensation of its named executive officers every one year. The final voting results are as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
33,827,318	2,527	6,051	900	1,914,535

Consistent with the recommendation of the Company’s Board of Directors and based on these results, the Company will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year. This policy will remain in effect until the next non-binding advisory stockholder vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, expected to be held at the Company’s 2025 annual meeting of stockholders.

Proposal 4. Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The final voting results are as follows:

FOR	AGAINST	ABSTAIN
35,746,657	4,223	451

For more information about the foregoing proposals, see the Proxy Statement as filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMV PHARMACEUTICALS, INC.

By:	/s/ Winston Kung
Winston Kung
Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: June 6, 2022